                       MEGAPRO TOOLS INC.
                      A Nevada Corporation
-------------------------------------------------------------------

September 10, 1999

MEGA TOOLS LTD.
a British Columbia Company

- and to -

MR. NEIL MORGAN

- and to -

MS. MARIA MORGAN

- and to -

ENVISION WORLDWIDE PRODUCTS, LTD.

- and to -

MR. ROBERT JEFFERY

- and to -

MR. LEX HOOS

- and to -

MR. ERIC PAAKSPUU

Dear Sirs:

Re:   MEGAPRO TOOLS INC. (the "Company")
-     Offer to Acquire Mega Tools Ltd., a British Columbia
      Company ("Mega Tools") from the shareholders of Mega Tools
-------------------------------------------------------------------

We write to set out the offer of the Company to each of Maria Morgan, Envision Worldwide Products, Ltd. ("Envision"), Mr. Robert
E. Jeffrey, Mr. Lex Hoos and Mr. Eric Paakspuu, as the holders of all of the issued and outstanding shares of Mega Tools (together the "Mega Tools Shareholders") to acquire all of issued and outstanding shares of Mega Tools.

This offer is on the terms and is subject to the conditions set forth in this letter. If this offer is acceptable, we ask that you indicate your agreement by signing this letter where indicated below, completing the required information and returning an
executed copy to us.   This offer is open for acceptance until
12:00 p.m. (Pacific Time) on September 15, 1999 (the "Expiry Time"), at which time this offer will terminate unless extended in writing.


The Company's offer is as follows:

1.   Offer to Purchase
     -----------------

The Company offers to purchase from the Mega Tools Shareholders all of the issued and outstanding shares of Mega Tools (the "Mega Tools Shares") on the terms and subject to the conditions set forth in this offer. The Company's offer is subject to acceptance by all of the Mega Tools Shareholders holding not less than 100% of the Mega Tools Shares and to execution of this offer by Neil Morgan as covenantor. Upon acceptance, this offer will become a firm and binding agreement between the Company, Mega Tools, Neil Morgan and each of the Mega Tools Shareholders.


2.   Payment for the Mega Tools Shares
     ---------------------------------

The Company will issue to the Mega Tools Shareholders a total of 6,200,000 shares of common stock of the Company (each a "Company Share" and together, the "Company Shares") in consideration for the
Mega Tools Shares.   The Company Shares will be issued to the Mega
Tools Shareholders pro rata in accordance with their ownership of Mega Tools as follows:

Mega Tool            Ownership Interest
Shareholder            in Mega Tools              Company Shares
-----------          ------------------           --------------

Maria Morgan         66.9% (243 Shares)           4,017,600
Envision             24.8% (93 Shares)            1,537,600
Robert E. Jeffery     7.2% (27 Shares)              446,400
Lex Hoos              1.5% (6 Shares)                99,200
Eric Paakspuu         1.5% (6 Shares)                99,200

Each of the Mega Tools Shareholders acknowledges and agrees that the Company Shares are being issued pursuant to available exemptions from the prospectus and registration requirements of each of the Securities Act (British Columbia) and the United States Securities Act of 1933. The Mega Tools Shareholders agrees to abide by all applicable resale restrictions and hold periods imposed by such statutes.

All shares certificates representing the Company Shares will be endorsed with the following legend pursuant to the United States
Securities Act of 1933 and the British Columbia Securities Act:

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE
BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM
THE REGISTRATION REQUIREMENTS OF THE ACT. SUCH
SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR
OTHERWISE TRANSFERRED UNLESS THEY ARE REGISTERED UNDER
THE APPLICABLE PROVISIONS OF THE ACT OR ARE EXEMPT FROM
SUCH REGISTRATION.  THE SECURITIES REPRESENTED BY THIS
SHARE CERTIFICATE ARE SUBJECT TO A HOLD PERIOD AND MAY
NOT BE TRADED IN BRITISH COLUMBIA UNTIL THE EXPIRY OF
THE HOLD PERIOD EXCEPT AS PERMITTED BY THE SECURITIES
ACT BRITISH COLUMBIA) AND THE REGULATIONS MADE UNDER THE
ACT.

Each of the Mega Tools Shareholders agrees and acknowledges that the Company will issue subsequent to the Closing a total of up to 350,000 common shares to Steven McGillivary at a price of $0.10 US
per share for proceeds of $35,000 US.   Each of the Mega Tools
Shareholders acknowledges and agrees that the Company will attempt to complete an offering of up to 250,000 shares of Common Stock 1933 at a price of $1.00 per share pursuant to Form SB-1 registration statement to be filed by the Company with the Securities and Exchange Commission pursuant to the United States Securities Act of 1933. Each of the Mega Tools Shareholders consents to these issuances of shares which may be completed prior to or after Closing, agrees the Company has no obligation to complete these share issuances and waives any right to purchase any of these shares, other than as contemplated in this agreement.


3.   Closing Date
     ------------

The date of the closing of the purchase and sale of the Mega Tools Shares (the "Closing") will complete on September 30, 1999, subject to acceptance of this offer by each of the Mega Tools
Shareholders.


4.   Representations and Warranties of Mega Tools and the Mega
     ---------------------------------------------------------
Tools Shareholders
------------------

The Company's purchase will be based on the representations and warranties of each Mega Tool Shareholder with respect to the Mega
Tools Shares owned by them that:

(A)	The Mega Tools Shares owned by the Mega Tools
Shareholders are owned by them as the recorded owners with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever and the Mega Tools Shareholders have all necessary power and authority to deal with Mega Tools shares in accordance with this Agreement.

(B)	No person, firm or corporation has any agreement or
option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Mega Tools
Shareholders of any of Mega Tools Shares held by them.

(C)	The entering into of this agreement and the consummation
of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any agreement, written or oral, to which the Mega Tools
Shareholders may be a party.

(D)	This agreement has been duly authorized, validly
executed and delivered by each of the Mega Tools
Shareholders.

The Company's purchase will be based on the joint and several representations and warranties by Mega Tools and Neil Morgan, jointly and severally, that:

(A)	Mega Tools has been duly incorporated and organized, is
validly existing and is in good standing under the laws of the Province of British Columbia; it has the corporate power to own or lease its property and to carry on the Business; it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary; and it has or will have on the Closing Date all necessary licenses, permits, authorizations and consents to operate its Business in accordance with the terms of its Business
Plan.

(B)	The authorized capital of Mega Tools consists of 10,000
shares of common stock, without par value, of which three hundred seventy-five (375) of such shares have been duly issued and are outstanding as fully paid and non-assessable.

(C)	No person, firm or corporation has any agreement or
option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of Mega Tools or of any securities of Mega Tools.

(D)	Mega Tools does not have any subsidiaries, other than
Mega Tools USA, Inc. or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

(E)	Mega Tools is not a party to or bound by any agreement
or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation, or of any products related to the Business.

(F)	The audited financial statements for Mega Tools for the
period ending December 31, 1998 (the "Mega Tools
Financial Statements"), including the review engagement report of BDO Dunwoody, Chartered Accounts have been prepared in accordance with generally accepted accounting principles and present fairly and correctly the assets and liabilities of Mega Tools as of the date of the Mega Tools Financial Statements. There has been no material adverse change to the assets or liabilities of Mega Tools since the date of the Mega Tools Financial
Statements other than agreement of Mega Tools to sell
Mega Tools USA, Inc. to the Company pursuant to an acquisition agreement dated September 1, 1999 (the "Mega
Tools USA Acquisition Agreement").

(G)	The books and records of Mega Tools fairly and correctly
set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of Mega Tools as at the date hereof, and all material financial transactions of Mega Tools relating to the Business have been accurately recorded in such books and records, with the exception of the Mega Tools USA Acquisition Agreement.

(H)	The entering into of this agreement and the consummation
of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the Articles of Incorporation or bylaws of Mega Tools or of any indenture, instrument or agreement, written or oral, to which Mega Tools may be a party;

(I)	The entering into of this agreement and the consummation
of the transactions contemplated hereby will not, to the best of the knowledge of Mega Tools and Neil Morgan, result in the violation of any law or regulation of Canada or the United States, or of any provinces or states in which they are resident or in which the Business is or at the Closing Date will be carried on or of any city bylaw or ordinance to which Mega Tools or the Business may be subject;

(J)	This agreement has been duly authorized, validly
executed and delivered by Mega Tools and the Mega Tools
Shareholders.

(K)	With the exception of the Mega Tools USA Acquisition
Agreement, the Business has been carried on in the ordinary and normal course by Mega Tools since the date of the incorporation of Mega Tools and will be carried on by Mega Tools in the ordinary and normal course after the date hereof and up to the Closing Date.

(L)	Mega Tools is not a party to any written or oral
employment, service or pension agreement, and Mega Tools does not have any employees who cannot be dismissed on not more than one months notice without further liability.

(M)	Mega Tools does not have outstanding any bonds,
debentures, mortgages, notes or other indebtedness, and Mega Tools is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness.

(N)	Mega Tools owns, possesses and has good and marketable
title to its undertaking, property and assets, and without restricting the generality of the foregoing, all those assets described in the Business Plan and the Mega
Tools Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

(O)	Mega Tools has its property insured against loss or
damage by all insurable hazards or risks on a replacement cost basis and such insurance coverage will be continued in full force and effect to and including the Closing Date; to the best of the knowledge of Mega
Tools and the Mega Tools Shareholders, Mega Tools is not in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion.

(P)	Except as disclosed herein, Mega Tools does not have any
outstanding material agreements (including employment agreements) contracts or commitment, whether written or oral, of any nature or kind whatsoever.

(Q)	There are no actions, suits or proceedings (whether or
not purportedly on behalf of Mega Tools), pending or threatened against or affecting Mega Tools or affecting the Business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and neither Mega
Tools nor Neil Morgan is aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

(R)	Mega Tools is not in material default or breach of any
contracts, agreements, written or oral, indentures or other instruments to which it is a party and there exists no state of facts which after notice or lapse of time or both which would constitute such a default or breach, and all such contracts, agreements, indentures or other instruments are now in good standing and Mega
Tools is entitled to all benefits thereunder.

(S)	Mega Tools has the right to use all of the registered
trade marks, trade names and patents, both domestic and foreign, in relation to the Business.

(T)	To the best of the knowledge of Mega Tools and Neil
Morgan, the conduct of the Business does not infringe upon the patents, trade marks, trade names or copyrights, domestic or foreign, of any other person, firm or corporation.

(U)	To the best of the knowledge of Mega Tools and Neil
Morgan, Mega Tools is conducting and will conduct the Business in compliance with all applicable laws, rules and regulations of each jurisdiction in which the Business is or will be carried on, Mega Tools is not in material breach of any such laws, rules or regulations and fully licensed, registered or qualified in each jurisdiction in which Mega Tools owns or leases property or carries on or proposes to carry on the Business to enable the Business to be carried on as now conducted and its property and assets to be owned, leased and operated, and all such licenses, registrations and qualifications are valid and subsisting and in good standing and that none of the same contains or will contain any provision, condition or limitation which has or may have a materially adverse effect on the operation of the Business.

(V)	All facilities and equipment owned or used by Mega Tools
in connection with the Business are in good operating condition and are in a state of good repair and maintenance.

(W)	Mega Tools has no loans or indebtedness which have been
made to directors, former directors, officers, shareholders and employees of Mega Tools or to any person or corporation not dealing at arm's length with any of the foregoing.

(X)	Mega Tools has made full disclosure to the Purchaser of
all aspects of the Business and has made all of its books and records available to the representatives of the Purchaser in order to assist the Purchaser in the performance of its due diligence searches and no material facts in relation to the Business have been concealed by Mega Tools or the Neil Morgan.

(Y)	The directors and officers of Mega Tools are as follows:

Name                    Position
----                    --------

Neil Morgan             President and Director
Ronn Price              Director
David Bonner            Secretary and Director

5.   Representations and Warranties of the Company
     ---------------------------------------------

The Company represents and warrants to the Mega Tools and the Mega Tools Shareholders that:

(A)	the Company is a corporation duly organized, validly
existing and in good standing under the laws of the State of Nevada;

(B)	upon issue, the Company Shares will be fully paid and
non-assessable shares in the capital of the Company;

(C)	the authorized capital of the Company consists of
25,000,000 shares of common stock, par value of $0.001 per share (the "Common Stock"), of which no shares of Common Stock have been issued and are outstanding as of the date of this Agreement;

(D)	no person has any option, warrant or other right to
acquire any shares of the Company, except as disclosed in this Agreement;

(E)	the Company does not own any assets;

(F)	the Company does not have any liabilities or
indebtedness to any party;

(G)	the Company is not party to any material agreements;

(H)	there are no actions, suits or proceedings pending or
threatened against or affecting the Company and the Company is not aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

6.    Conditions Precedent to Closing
      -------------------------------

The Company's obligation to complete the purchase of the Mega
Tools Shares is subject to each of the following conditions:

(A)	All representations and warranties of the Mega Tools
Shareholders will be true and correct as of Closing;

(B)	there shall have been no material adverse change to the
business of Mega Tools between the date of this offer and the date of Closing;

(C)	the Mega Tools Shareholders will have made the
deliveries contemplated in this offer on Closing;

(D)	all books, accounting records, legal documentation,
financial statements, material contracts relating to Mega Tools will have been delivered to the Company contemporaneously with Closing;

(E)	the MegaTools Shareholders will have entered into a
termination agreement whereby the shareholders agreement between the Mega Tools Shareholders, as evidenced by the shareholders agreement between Neil Morgan, Robert
Jeffrey and Envision dated October 1, 1998 and an addendum to shareholders agreement between the Mega
Tools Shareholders dated March 1, 1999, has been terminated;

(F)	the Company will have complete the acquisition of  Mega
Tools USA, Inc. from Mega Tools pursuant to the Mega
Tools USA Acquisition Agreement.

The obligation of Mega Tools and each of the Mega Tools
Shareholders to complete the sale of the Mega Tools Shares to the Company is subject to each of the following conditions:

(A)	all representations and warranties of the Company will
be true and correct in all material respects as of Closing;

(B)	the Company will have made the deliveries contemplated
in this offer on Closing.

7.    Closing Deliveries
      ------------------

On Closing, the Mega Tools Shareholders will deliver to the
Company:

(A)	all executed documents, assignments and stock powers of
attorney necessary to transfer the Mega Tools Shares held by the Mega Tools Shareholders to the Company;

(B)	written confirmation by each of the Mega Tools
Shareholder and by an officer of Mega Tools as to the truth and correctness of the representations and warranties of the Mega Tools Shareholders as of Closing;

(C)	all other corporate resolutions, agreements,
assignments, consents and documentation as deemed necessary by the Company's solicitors to give effect to the transactions contemplated by this agreement in accordance with accepted commercial practice.

On the Closing Date, the Company will deliver to each the Mega
Tools Shareholders:

(A)	a certified copy of resolutions of the directors of the
Company approving the execution of this agreement by the Company and the issue of the Company Shares to the Mega
Tools Shareholders on Closing;

(B)	the written agreement of the Company to deliver to each
Mega Tools Shareholder the certificates representing the Company Shares to which the Mega Tools Shareholder is entitled, with the legend contemplated by this Agreement endorsed upon the share certificates.


8.    Appointment of Directors
      ------------------------

On Closing, the following will be appointed the officers and directors of the Company:

(A)   Directors

      Neil Morgan

      Ronn Price

      David Bonner

(B)   Officers                 Office

      Neil Morgan              President

      David Bonner             Secretary and Treasurer

9.    Acceptance
      ----------

If a Mega Tools Shareholder wishes to accept this offer, the Mega
Tools Shareholder must:

(A)   execute this offer where indicated below;

(B)   complete all information;


    [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

(C)	deliver a copy of the Mega Tools Shareholder's
acceptance to the Company by no later than 12:00 p.m.
(Pacific Time) on September 15, 1999.

Yours truly,

MEGAPRO TOOLS INC.
by its Authorized Signatory:


Per:  /s/ Neil Morgan
      Authorized Signatory


This offer is accepted and agreed as of the 15th day of September, 1999.

MEGA TOOLS LTD.
by its authorized signatory:

/s/ Neil Morgan
____________________________
NEIL MORGAN, PRESIDENT

- and by  -

NEIL MORGAN AS COVENANTOR               /s/ Neil Morgan
                                        NEIL MORGAN

- and by  -

SIGNATURE OF MEGA TOOLS SHAREHOLDER:    /s/ Maria Morgan

NAME OF MEGA TOOLS SHAREHOLDER:         MARIA MORGAN

NUMBER OF SHARES OF MEGA TOOLS HELD:    243 Shares

DATE OF ACCEPTANCE:                     September 15, 1999

- and by  -

SIGNATURE OF MEGA TOOLS SHAREHOLDER:    /s/ Ronn Price

NAME OF MEGA TOOLS SHAREHOLDER:         ENVISION WORLDWIDE
                                        PRODUCTS, LTD.

NUMBER OF SHARES OF MEGA TOOLS HELD:    93 Shares

DATE OF ACCEPTANCE:                     September 15, 1999

- and by  -

SIGNATURE OF MEGA TOOLS SHAREHOLDER:    /s/ Robert Jeffrey

NAME OF MEGA TOOLS SHAREHOLDER:         ROBERT E. JEFFERY

NUMBER OF SHARES OF MEGA TOOLS HELD:    27 Shares

DATE OF ACCEPTANCE:                     September 15, 1999

- and by  -

SIGNATURE OF MEGA TOOLS SHAREHOLDER:    /s/ Lex Hoos

NAME OF MEGA TOOLS SHAREHOLDER:         LEX HOOS

NUMBER OF SHARES OF MEGA TOOLS HELD:    6 Shares

DATE OF ACCEPTANCE:                     September 15, 1999

- and by  -

SIGNATURE OF MEGA TOOLS SHAREHOLDER:    /s/ Eric Paakspuu

NAME OF MEGA TOOLS SHAREHOLDER:         ERIC PAAKSPUU

NUMBER OF SHARES OF MEGA TOOLS HELD:    6 Shares

DATE OF ACCEPTANCE:                     September 15, 1999